Exhibit 99.2

This Statement on Form 3 is filed by: (i) AP Dakota Co-Invest, L.P.; (ii) AP VIII Dakota Holdings Borrower, L.P.; (iii) AP Dakota Co-Invest GP, LLC; (iv) AP VIII Dakota Holdings Borrower GP, LLC; (v) AP VIII Dakota Holdings, L.P.; (vi) Apollo Advisors VIII, L.P.; (vii) Apollo Capital Management VIII, LLC;(viii) APH Holdings, L.P.; and (ix) Apollo Principal Holdings III GP, Ltd.

Name of Designated Filer: Apollo Principal Holdings III GP, Ltd.

Date of Event Requiring Statement: August 2, 2021

Issuer Name and Ticker or Trading Symbol: Hilton Grand Vacations Inc. [HGV]

AP DAKOTA CO-INVEST, L.P.

By:	AP Dakota Co-Invest GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS BORROWER, L.P.

By:	AP VIII Dakota Holdings Borrower GP, LLC,
its general partner

	By:	AP VIII Dakota Holdings, L.P.,
its sole member

		By:	Apollo Advisors VIII, L.P.,
its general partner

			By:	Apollo Capital Management VIII, LLC,
its general partner

				By:	/s/ James Elworth
James Elworth
Vice President

AP DAKOTA CO-INVEST GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO ADVISORS VIII, L.P.

By:	Apollo Capital Management VIII, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS BORROWER GP, LLC

By:	AP VIII Dakota Holdings, L.P.,
its sole member

	By:	Apollo Advisors VIII, L.P.,
its general partner

		By:	Apollo Capital Management VIII, LLC,
its general partner

			By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS, L.P.

By:	Apollo Advisors VIII, L.P.,
its general partner

	By:	Apollo Capital Management VIII, LLC,
its general partner

		By:	/s/ James Elworth
James Elworth
Vice President

APOLLO CAPITAL MANAGEMENT VIII, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APH Holdings, L.P.

By:	Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

Apollo Principal Holdings III GP, Ltd.

By:	/s/ James Elworth
James Elworth
Vice President

3